EXHIBIT T3F--CROSS REFERENCE SHEET

          TABLE SHOWING REFLECTION IN INDENTURE OF CERTAIN PROVISIONS
                         OF TRUST INDENTURE ACT OF 1939

                                                                                            REFLECTED IN INDENTURE
                                                                                                   SECTION
                                                                                            ----------------------
TIA
Section310(a)(1)..........................................................................  8.09
    (a)(2)................................................................................  8.09
    (a)(3)................................................................................  Not Applicable
    (a)(4)................................................................................  Not Applicable
    (a)(5)................................................................................  8.09
    (b)...................................................................................  8.08
                                                                                            8.10
    (c)...................................................................................  Not Applicable
Section311(a).............................................................................  8.13
    (b)...................................................................................  8.13
Section312(a).............................................................................  6.01
                                                                                            6.02(i)
    (b)...................................................................................  6.02(ii)
    (c)...................................................................................  6.02(iii)
Section313(a).............................................................................  6.03(i)
    (b)...................................................................................  6.03(ii)
    (c)...................................................................................  6.03(i), (ii) and
                                                                                            (iii)
    (d)...................................................................................  6.03 (iii)
Section314(a).............................................................................  6.04
                                                                                            5.05
    (b)...................................................................................  Not Applicable
    (c)(1)................................................................................  1.02
    (c)(2)................................................................................  1.02
    (c)(3)................................................................................  Not Applicable
    (d)...................................................................................  Not Applicable
    (e)...................................................................................  1.02
    (f)...................................................................................  Not Applicable
Section315(a).............................................................................  8.01(i)
                                                                                            8.01(iii)
    (b)...................................................................................  8.02
    (c)...................................................................................  8.01(ii)
    (d)...................................................................................  8.01
    (d)(1)................................................................................  8.01(i)
    (d)(2)................................................................................  8.01(iii)(b)
    (d)(3)................................................................................  8.01(iii)(c)
    (e)...................................................................................  7.14
Section316(a).............................................................................  1.01
Section316(a)(1)(A).......................................................................  7.02
                                                                                            7.12
    (a)(1)(B).............................................................................  7.13
    (a)(2)................................................................................  Not Applicable
    (b)...................................................................................  7.08
    (c)...................................................................................  1.04(viii)
Section317(a)(1)..........................................................................  7.03
    (a)(2)................................................................................  7.04
    (b)...................................................................................  5.03
Section318(a).............................................................................  1.08
    (c)...................................................................................  1.08